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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use of our report dated December 10, 1999, which appears in the Annual Report on Form 10-K, as amended, of Spanish Broadcasting System, Inc. for the fiscal year ended September 26, 1999, which Annual Report is incorporated herein by reference.


                                          /s/ KPMG LLP

Miami, Florida
January 20, 2000